   As filed with the Securities and Exchange Commission on December 18, 1996
                                                       Registration No. 33-26305
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [x]

                         PRE-EFFECTIVE AMENDMENT NO. _                       [_]

                        POST-EFFECTIVE AMENDMENT NO. 26                      [x]

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [x]

                               AMENDMENT NO. 28                              [x]

                        ------------------------------

                           COMPASS CAPITAL FUNDS/SM/

                          (Formerly, The PNC/R/ Fund)

              (Exact Name of Registrant as Specified in Charter)

 Bellevue Corporate Center                       Morgan R. Jones, Esq.
 400 Bellevue Parkway                            Drinker Biddle & Reath
 Suite l00                                       PNB Building
 Wilmington, Delaware l9809                      1345 Chestnut Street
 (Address of Principal Executive                 Philadelphia, PA  19107
  Offices)                                       (Name and Address of Agent
 Registrant's Telephone Number:                   for Service)
  (302) 792-2555

                        ------------------------------

It is proposed that this filing will become effective (check appropriate box)
        [_]     immediately upon filing pursuant to paragraph (b)
        [_]     on (date) pursuant to paragraph (b)
        [_]     60 days after filing pursuant to paragraph (a)(i)
        [_]     on (date) pursuant to paragraph (a)(i)
        [x]     75 days after filing pursuant to paragraph (a)(ii)
        [_]     on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

        [_]     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

        Registrant has previously registered an indefinite number of shares of beneficial interest under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's 24f-2 Notice for the fiscal year ended September 30, 1996 for all investment portfolios was filed on November 26, 1996.

        Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Compass Capital Fund/sm/ (the "Fund") relates only to the Fund's BlackRock Non-Dollar Portfolio I and BlackRock Non-Dollar Portfolio II and does not include the prospectuses or Statements of Additional Information for Service, Investor A, Investor B, Investor C and Institutional Shares of the Fund's other Portfolios.

                           COMPASS CAPITAL FUNDS/sm/
                (Shares of BlackRock Non-Dollar Portfolio I and
                      BlackRock Non-Dollar Portfolio II)
                             Cross Reference Sheet



Form N-1A Item          Location
--------------          --------

        PART A          PROSPECTUS

1.      Cover page...............................       Cover Page

2.      Synopsis.................................       Summary of Expenses

3.      Condensed Financial Information..........       Summary of Expenses

4.      General Description of Registrant........       Cover Page; The
                                                        Portfolios; Investment
                                                        Objective and Policies;
                                                        Eligible Investments;
                                                        Investment Policies and
                                                        Risks, Organization

5.      Management of the Fund...................       Management of the Fund;
                                                        Organization

5A.     Management's Discussion of Fund
          Performance............................       Inapplicable

6.      Capital Stock and Other Securities.......       Dividends and
                                                        Distributions; Taxes;
                                                        Organization;
                                                        Shareholder Inquiries

7.      Purchase of Securities Being Offered.....       Summary of Expenses;
                                                        Purchases and
                                                        Redemptions; Net Asset
                                                        Value; Organization

8.      Redemption or Repurchase.................       Purchases and
                                                        Redemptions

9.      Legal Proceedings........................       Inapplicable

                 The date of this Prospectus is March __, 1997


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.



                        BLACKROCK NON-DOLLAR PORTFOLIO I
                       BLACKROCK NON-DOLLAR PORTFOLIO II



                  INSTITUTIONAL INVESTMENT PORTFOLIOS OFFERED
                            BY COMPASS CAPITAL FUNDS



                                   PROSPECTUS
                                 MARCH __, 1997



                                   PROSPECTUS

                       BLACKROCK NON-DOLLAR PORTFOLIO I
                       BLACKROCK NON-DOLLAR PORTFOLIO II

     This Prospectus relates to BlackRock Non-Dollar Portfolio I and BlackRock Non-Dollar Portfolio II (the "Portfolios"), two separate investment portfolios offered by Compass Capital Funds (the "Fund") to the separate account clients of BlackRock Financial Management, Inc. ("BlackRock"). Each Portfolio seeks to maximize total return through investment in a portfolio of investment grade fixed income securities of foreign and U.S. issuers denominated in foreign currencies, baskets of foreign currencies and the U.S. dollar.

     This Prospectus describes concisely the information about the Portfolios that you should consider before investing. Please read and keep it for future reference. More information about the Portfolios is contained in a Statement of Additional Information dated March __, 1997 that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 1-800-422-6538, and is incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION, OR ANY OTHER BANK AND SHARES ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.



                                                                  March __, 1997

                              SUMMARY OF EXPENSES

Below is a summary of the annual operating expenses expected to be incurred by the Portfolios after fee waivers for the current fiscal year ending September 30, 1997 as a percentage of average daily net assets. An example based on the summary is also shown.

                                                   BLACKROCK NON-DOLLAR   BLACKROCK NON-DOLLAR
                                                        PORTFOLIO I           PORTFOLIO II
                                                   ---------------------  ---------------------

ANNUAL PORTFOLIO OPERATING
 EXPENSES (AS A PERCENTAGE
 OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)                                   .00%                   .00%
Other operating expenses                                            .26%                   .26%
                                                                    ---                    ---
   Administrative fees (after                         .10%                   .10%
   fee waivers)/(1)/
   Other expenses                                     .16%                   .16%
                                                      ---                    ---

Total Portfolio operating
 expenses (after fee
 waivers)/(1)/                                                     .26%                   .26%
                                                                   ===                    ===


(1) Without waivers, advisory fees would be .20% and administration fees would be .23% for each Portfolio. The Portfolios' administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the remainder of the current fiscal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. "Other operating expenses" in the Table are based on estimated amounts for the current fiscal year. Without waivers, "Other operating expenses" would be .39% and .39%, respectively, and "Total Portfolio operating expenses" would be .59% and .59%, respectively.


EXAMPLE

Based on the foregoing Table, an investor in the Portfolios would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                               ONE YEAR       THREE YEARS

BlackRock Non-Dollar Portfolio I                 $3               $8
BlackRock Non-Dollar Portfolio II                 3                8

The foregoing Table and Example are intended to assist investors in understanding the costs and expenses that an investor in the Portfolios will bear either directly or indirectly. They do not reflect any charges that may be imposed by BlackRock directly on its customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. THE PORTFOLIOS ARE NEW AND ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. INFORMATION ABOUT THE ACTUAL PERFORMANCE OF THE PORTFOLIOS WILL BE CONTAINED IN THE PORTFOLIOS' FUTURE ANNUAL REPORTS TO SHAREHOLDERS, WHICH MAY BE OBTAINED WITHOUT CHARGE WHEN THEY BECOME AVAILABLE.

                                 THE PORTFOLIOS

BlackRock Non-Dollar Portfolio I and BlackRock Non-Dollar Portfolio II (the "Portfolios") are non-diversified portfolios within the Compass Capital Fund group designed for the separate account clients of BlackRock Financial Management, Inc. ("BlackRock"), the Portfolios' investment adviser (the "Adviser").


                       INVESTMENT OBJECTIVE AND POLICIES

Each Portfolio seeks to maximize total return through investment in a portfolio of investment grade fixed income securities of foreign and U.S. issuers denominated in foreign currencies, baskets of foreign currencies and the U.S. dollar. Under normal market conditions, each Portfolio expects to invest a significant portion of its assets in securities denominated in foreign currencies or baskets of foreign currencies. U.S. dollar investments will be utilized primarily for hedging purposes, to conform to U.S. tax diversification regulations, or for temporary and defensive purposes.

BlackRock Non-Dollar Portfolio I will generally maintain a U.S. dollar-weighted average duration between 0 and 8 years and will invest in securities across the entire maturity spectrum. BlackRock Non-Dollar Portfolio II will generally maintain a U.S. dollar-weighted average duration between 0 and 6 years and may invest in securities across the entire maturity spectrum, though it will tend to emphasize securities that on average have shorter durations than those utilized in BlackRock Non-Dollar Portfolio I.

Under normal conditions, each Portfolio intends to hedge its exposure to foreign currencies such that no more than 25% of the Portfolio's net assets are exposed to currencies other than the U.S. dollar.

No assurance can be provided that a Portfolio will achieve its investment objective. A Portfolio's investment objective and the policies stated in this Prospectus may be changed by the Fund's Board of Trustees without shareholder approval. The Portfolios have, however, also adopted certain fundamental investment limitations that are set forth in the Statement of Additional Information and may be changed only with the approval of "a majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information).

                             ELIGIBLE INVESTMENTS

The Portfolios may invest in the following types of securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities ("U.S. Government Obligations"); obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities; obligations of international agencies or supranational organizations; Brady bonds; bank obligations, including certificates of deposit, fixed time deposits, notes and bankers' acceptances; corporate debt securities, including convertible securities and corporate commercial paper; preferred stock; structured notes and loan participations; repurchase and reverse repurchase agreements; mortgage-backed and asset-backed securities; and obligations issued or guaranteed by a state or local government. These securities may be publicly or privately offered and may have fixed, variable or floating rates of interest.

The Portfolios may buy or sell interest rate futures contracts, options on interest rate futures contracts, interest rate caps and floors, and options on fixed income securities, and may enter into interest rate swap transactions. The Portfolios may also engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts and swaps, and buying or selling foreign currency options, foreign currency futures, and options on foreign currency futures.

The debt securities and counterparties of each of the Portfolios will, at the time of investment, be rated investment grade by at least one nationally recognized statistical rating organization ("NRSRO") or, if unrated by those rating organizations, will be determined by the Adviser to be of comparable credit quality at the time of investment or will be U.S. Government Obligations. In the case of short-term investments, the Portfolios' assets will be rated in the highest rating category by at least one NRSRO or, if unrated by any NRSRO, will be determined by the Adviser to be of comparable credit quality at the time of investment or will be U.S. Government Obligations. Securities rated BBB or Baa are generally considered to be investment grade although they have speculative characteristics. If a security's ratings are reduced by all rating services below the minimum rating that is permitted for a Portfolio, the Adviser will consider whether the Portfolio should continue to hold the security. See Appendix A to the Statement of Additional Information for a description of the securities ratings mentioned above.

                  PORTFOLIO TECHNIQUES, INSTRUMENTS AND RISKS

A brief description of the portfolio techniques, instruments and risks applicable to the Portfolios is provided below. Further information is set forth in the Statement of Additional Information.

PORTFOLIO SECURITIES GENERALLY. Investment by the Portfolios in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay interest in foreign currencies, the value of a Portfolio that invests in foreign securities will be affected favorably or unfavorably by changes in currency exchange rates.

A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitations on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions in foreign securities markets has increased in recent years, it remains appreciably below that of the U.S. securities markets. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in U.S. securities. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

The Portfolios intend to invest primarily in obligations of issuers based in developed countries. Each Portfolio may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries subject to the same credit quality restrictions as other investments.

Foreign investments may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality;
(b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in baskets of foreign currencies, such as the European Currency Unit (ECU); and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities, preferred stock, Brady bonds and zero-coupon securities.

Subject to the limitation stated above regarding investments in emerging market countries, each Portfolio may invest more than 25% of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a Portfolio's total assets in a particular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

The value of fixed income securities held by the Portfolios can generally be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio's assets will vary based upon the Adviser's assessments of economic and market conditions. As stated above, the Portfolios will seek to maintain a duration within broad, though specified limits. A Portfolio's duration is a measure of its price sensitivity, including expected cash flows and prepayments on its securities holdings under a wide range of interest rate scenarios. In computing the duration of a Portfolio, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. The Adviser may use various techniques to lengthen or shorten the duration of a Portfolio, including the acquisition of debt obligations at a premium or discount, interest rate swaps and interest rate futures and related options. There can be no assurance that the Adviser's estimation of a Portfolio's duration will be accurate or that the duration of a Portfolio will always be within the limits designated above.

Emerging market countries in which the Portfolios may invest are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

NON-DIVERSIFIED STATUS. Each Portfolio is classified as a non-diversified portfolio under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In conformance with applicable tax requirements each Portfolio will not invest in securities (except U.S. Government securities within the meaning of the Internal Revenue Code of 1986) that would cause, at the end of any tax quarter (plus any additional grace period), more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be invested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer (except U.S. Government securities as so defined).

CURRENCY HEDGING TRANSACTIONS. Under normal conditions, each Portfolio intends to hedge its exposure to foreign currencies such that no more than 25% of the Portfolio's net assets are exposed to currencies other than the U.S. dollar. For this purpose, assets that are subject to proxy hedging transactions as described below are considered to be assets that are not exposed to foreign currencies.

Each Portfolio may enter into spot and forward foreign currency exchange contracts and currency swaps, and may purchase and sell foreign currency futures contracts, options on foreign currency futures contracts and exchange traded and over-the-counter ("OTC") options on currencies to hedge the currency exchange risk associated with its assets or obligations denominated in foreign currencies or baskets of foreign currencies. A Portfolio may also engage in proxy hedging transactions. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are, or are expected to be, denominated, and to buy U.S. dollars. There is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. Each Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.

In addition, subject to the limitation on foreign currency exposure stated above, each Portfolio may enter into currency transactions to seek to increase total return when the Advisor believes the transactions are in furtherance of a Portfolio's investment objective. In connection with their currency transactions, the Portfolios will segregate cash, U.S. Government securities or other liquid assets, or will otherwise cover their position in accordance with the applicable requirements of the SEC.

In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.

U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mortgage Association ("GNMA") are supported by the United States' full faith and credit; others such as those of the Federal National Mortgage Association ("FNMA") and the Student Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC") are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

CORPORATE AND BANK OBLIGATIONS. The Portfolios may invest in debt obligations of domestic or foreign corporations and banks. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The Portfolios may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

MUNICIPAL OBLIGATIONS. When deemed advisable by the Adviser, the Portfolios may invest in obligations issued by a state or local government ("Municipal Obligations"). Municipal Obligations include general obligation securities that are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, and revenue securities that are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Municipal Obligations also include "moral obligation" bonds, which are normally issued by special purpose public authorities, and participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Dividends paid by the Portfolios that are derived from income earned on Municipal Obligations will not be tax-exempt.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolios may purchase securities that are secured or backed by residential or commercial mortgages as well as other assets (e.g., automobile loans and credit card receivables). Issuers of these mortgage-related and asset-backed securities include both governmental and private issuers. Mortgage-related securities include, but are not limited to, guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes with different relative payment rights, and each with a specified fixed or floating interest rate and a final distribution date.

Non-mortgage asset-backed securities may present certain risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.
For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. In addition, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations normally may be prepaid by the issuer at any time because the underlying assets (i.e., loans) generally may be prepaid by the borrowers at any time. In periods of falling interest rates, the rate of prepayments tends to increase, and in periods of rising interest rates, prepayments tend to slow. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely, and a change in the rate of expected prepayments may result in a loss to a Portfolio on its investment.

The Portfolios may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears Mortgage) or mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association ("PNC Bank") or its affiliates. It is possible that under some circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates

LOAN PARTICIPATIONS AND OTHER STRUCTURED SECURITIES. The Portfolios may purchase participation interests in debt securities from foreign and domestic financial institutions. A participation interest gives a Portfolio an undivided interest in the security in the proportion that the participation interest bears to the total principal amount of the security. Participation interests may have fixed, floating or variable rates of interest. The Portfolios intend only to purchase participations from an entity or syndicate, and do not intend to serve as co-lenders in any participations. It is possible that a participation interest might be deemed to be an extension of credit by a Portfolio to the issuing financial institution that is not a direct interest in the credit of the obligor of the underlying security and is not directly entitled to the protection of any collateral security provided by such obligor. In that event, the ability of the Portfolio to obtain repayment might depend on the issuing financial institution.

The Portfolios also may purchase other types of structured securities, including zero coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments, as well as instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.

In addition, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These securities, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). The Portfolios also may purchase "stripped" securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

Many of the instruments described above represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of securities. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of instruments and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of certain instruments could limit the amount of appreciation a Portfolio can realize on its investment, could cause a Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value.
The possibility of default by the issuer or the issuer's credit provider may be greater for these instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information.

INTEREST RATE SWAPS, FLOORS AND CAPS AND CURRENCY SWAPS. The Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entities the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

In order to protect against currency rate fluctuations, the Portfolios also may enter into currency swaps. Currency swaps involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies.

OPTIONS AND FUTURES CONTRACTS. Each Portfolio may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or cross-hedging, or for the purpose of earning additional income which may be deemed speculative. These options may relate to particular securities, financial instruments, foreign currencies, securities indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts. Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio's position in a futures contract or related option, the Portfolio will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option;
(b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) the Adviser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and options, see Appendix B in the Statement of Additional Information.

The Portfolios intend to comply with the regulations of the Commodity Futures Trading Commission ("CFTC") exempting the

Portfolios from registration as a "commodity pool operator." Consistent with those regulations, the value of a Portfolio's contracts may equal or exceed 100% of its total assets; however, a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

CONVERTIBLE SECURITIES AND PREFERRED STOCK. The Portfolios may, from time to time, invest in convertible securities. Convertible securities acquired by the Portfolios may include convertible bonds and convertible preferred stock, and will be subject to the same rating requirements as a Portfolio's investments in other fixed income securities. The Portfolios ordinarily will sell units of common stock received upon conversion. The Portfolios may also purchase non-convertible preferred stock when deemed to be in furtherance of a Portfolio's investment objective.

SECURITIES LENDING. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase such securities at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is authorized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios may use proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will segregate cash, U.S. Government or other appropriate liquid debt securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes.

DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, each Portfolio may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time a Portfolio enters into a dollar roll transaction, it will segregate with its custodian cash, U.S. Government securities or other liquid debt securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. A Portfolio's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. Instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments may exceed 25% of the value of its total assets.

SHORT SALES.  The Portfolios may make short sales of securities.   A short sale
is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. During the period of a short sale, a Portfolio will segregate on a daily basis cash or U.S. Government securities at such a level that (a) the segregated amount will equal the current value of the security sold short and (b) the segregated amount will not be less than the market value of the security at the time it was sold short.

PORTFOLIO TURNOVER RATES. A Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Adviser expects to allocate a portion of its separate account clients' portfolios to the Portfolios when it believes that the securities in which the Portfolios invest present favorable risk-reward characteristics. During other periods, investments by the separate accounts in the Portfolios may be redeemed. This activity may produce higher than normal portfolio turnover which may result in increased transaction costs to the Portfolios and gains from the sale of securities deemed to have been held for less than three months. Such gains must not exceed 30% of a Portfolio's gross income in a taxable year in order for the Portfolio to qualify as a regulated investment company under the Internal Revenue Code of 1986. As of the date of this Prospectus, under normal market conditions the annual portfolio turnover rate of each Portfolio is not expected to exceed 400%.


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The business and affairs of the Fund are managed under the direction of its Board of Trustees. The following individuals serve as trustees of the Funds:

          William O. Albertini--Executive Vice President and Chief Financial Officer of Bell Atlantic Corporation.

          Raymond J. Clark--Treasurer of Princeton University.

          Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

          Anthony M. Santomero--Deputy Dean of The Wharton School, University of Pennsylvania.

          David R. Wilmerding, Jr.--President of Gates, Wilmerding, Carper & Rawlings, Inc.


ADVISER. The Portfolios' investment adviser is BlackRock Financial Management, Inc. ("BlackRock") (the "Adviser"). Since 1995, BlackRock has been a wholly-owned indirect subsidiary of PNC Bank, N.A., the [12th] largest bank in total assets in the United States. BlackRock provides asset management services with respect to U.S. and foreign high quality fixed income instruments. Investment decisions are made by BlackRock's Investment Strategy Committee and no one person is primarily responsible for making recommendations to that committee. BlackRock currently serves as investment adviser to institutional and individual investors in the United States and overseas through several funds and separately managed accounts with total assets in excess of $41 billion. For its investment advisory services to the Portfolios, the Adviser is entitled to a fee, computed daily for each Portfolio and payable monthly, at the annual rate of .20% of each Portfolio's average daily net assets. From time to time, the Adviser may waive some or all of its advisory fee from a Portfolio.

ADMINISTRATORS. Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Portfolios' co-administrators. CCG and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). The outstanding stock of PDI is owned by its officers.

The Administrators generally assist the Portfolios in all aspects of their administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, CCG is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and CDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of each Portfolio's average daily net assets, .18% of the next $500 million of each Portfolio's average daily net assets, .16% of the next $1 billion of each Portfolio's average daily net assets and .15% of each Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN. PNC Bank serves as the Portfolios' custodian and PFPC serves as their transfer agent and dividend disbursing agent.

EXPENSES. Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to BlackRock and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, fees and expenses in registering the Portfolios and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by the Adviser or the Portfolios' service providers under their agreements for the Portfolios.
Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

The expense ratios of the Portfolios can be expected to be higher than those of portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, including higher investment research costs, higher foreign custody costs, higher commission costs and additional costs arising from delays in settlements of transactions involving foreign securities.


                           PURCHASES AND REDEMPTIONS

DISTRIBUTOR. CDI serves as distributor of the Portfolios' shares (the "Distributor"). CDI maintains its principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

PURCHASE OF SHARES. Shares of the Portfolios are offered to the separate account clients of the Adviser.

Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by PFPC by 3:00 p.m. (Eastern Time) on a Business Day are priced the same day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business.

Purchase orders may be placed by telephoning PFPC at (800) 441-7450. Orders received by PFPC after 3:00 p.m. (Eastern Time) are priced on the following Business Day.

There is no minimum initial or subsequent investment requirement. Payment for shares must normally be made in Federal funds or other funds immediately available to the Portfolios' custodian. Payment may also, in the discretion of the Portfolios, be made in the form of securities that are permissible investments for the respective Portfolios. For further information, see the Statement of Additional Information.

The Portfolios may in their discretion reject any order for shares.

REDEMPTION OF SHARES. Redemption orders for shares may be placed by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Portfolios, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Portfolios and their service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 3:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the next Business Day, provided that the Portfolios' custodian is also open for business. Payment for redemption orders received after 3:00 p.m. (Eastern Time) or on a day when the Portfolios' custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Portfolios' custodian is open for business. The Portfolios reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is imposed by the Portfolios.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Portfolios may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Portfolios' responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

                                 NET ASSET VALUE

The net asset value for each Portfolio is determined as of 3:00 p.m. (Eastern
Time) by dividing the total value of the Portfolio's investments and other assets, less any liabilities, by the number of total outstanding shares of that Portfolio.

Each Portfolio will compute its net asset value once daily on days that the New York Stock Exchange is open for trading, except on days on which no orders to purchase or redeem have been received. Notwithstanding whether any orders to purchase or redeem have been received or whether the New York Stock Exchange is open for business, the net asset value will be calculated on the last day of each month.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

                          DIVIDENDS AND DISTRIBUTIONS

Dividends for each Portfolio will be declared daily on shares held of record at 3:00 p.m. (Eastern Time). Over the course of a year, substantially all of a Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. All dividends are paid not later than ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same Portfolio, unless cash payment is requested.

                                     TAXES

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are treated as a return of capital), regardless of whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds the shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

An investor considering buying shares on or just before the record date for a capital gains distribution should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption or transfer of shares depending upon their tax basis and their price at the time of redemption or transfer.

This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolios. Dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Portfolio. Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.


                                  ORGANIZATION

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. On January 12, 1996, the Fund changed its name from The PNC(R) Fund to Compass Capital Funds. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in thirty-three investment portfolios, some of which offer multiple classes of shares to investors. This prospectus relates only to the two Portfolios described herein, each of which offers a single class of shares.

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by investment portfolio or class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On December __, 1996, PNC Bank held of record approximately __% of the Fund's outstanding shares, as trustee on behalf of individual and institutional investors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.


                                  PERFORMANCE

Performance information for shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in shares of a Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to its shares are reinvested in shares.

A Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the net asset value per share on the last day of the period and analyzing the result on a semi-annual basis.

Performance quotations represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged directly to the customer accounts of the Adviser in connection with investments in a Portfolio will not be included in the Portfolio's performance calculations.


                             SHAREHOLDER INQUIRIES

Shareholder inquiries may be directed to BlackRock at 212-754-5560.

                       BLACKROCK NON-DOLLAR PORTFOLIO I
                       BLACKROCK NON-DOLLAR PORTFOLIO II


                               TABLE OF CONTENTS

Page
---------------------------------------------

Summary of Expenses..........................   2

The Portfolios...............................   4

Investment Objective and Policies............   4

Eligible Investments.........................   5

Portfolio Techniques, Instruments and Risks..   6

Management of the Fund.......................  17

Purchases and Redemptions....................  19

Net Asset Value..............................  21

Dividends and Distributions..................  21

Taxes........................................  21

Organization.................................  22

Performance..................................  23

Shareholder Inquiries........................  24

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                                   Prospectus

                                 March __, 1997

            THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS
                                 MARCH __, 1997


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OF SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                       BLACKROCK NON-DOLLAR PORTFOLIO I
                       BLACKROCK NON-DOLLAR PORTFOLIO II


     This Statement of Additional Information provides supplementary information pertaining to shares ("Shares") representing interests in BlackRock Non-Dollar Portfolio I and BlackRock Non-Dollar Portfolio II (the "Portfolios") of Compass Capital Funds/SM/ (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund relating to the Portfolios dated March __, 1997, as amended from time to time (the "Prospectus"). The Prospectus may be obtained from the Fund's distributor by calling toll-free (800) 441-7379. This Statement of Additional Information is dated March __, 1997. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

                                   CONTENTS

                                                                  Page
                                                                  ----

THE FUND........................................................     2
INVESTMENT OBJECTIVE AND POLICIES...............................     2
INVESTMENT RESTRICTIONS.........................................    15
TRUSTEES AND OFFICERS...........................................    18
INVESTMENT ADVISORY, ADMINISTRATION,
 DISTRIBUTION AND SERVICING ARRANGEMENTS........................    24
PORTFOLIO TRANSACTIONS..........................................    26
PURCHASE AND REDEMPTION INFORMATION.............................    29
VALUATION OF PORTFOLIO SECURITIES...............................    30
PERFORMANCE INFORMATION.........................................    31
TAXES...........................................................    35
ADDITIONAL INFORMATION CONCERNING SHARES........................    41
MISCELLANEOUS...................................................    42
APPENDIX A (Description of Securities Ratings)..................   A-1
APPENDIX B (Description of Futures).............................   B-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE FUND'S DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   THE FUND

          The Fund was organized on December 22, 1988 as a Massachusetts business trust.

          The Fund also offers other investment portfolios which are described in separate Prospectuses and separate Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.


                       INVESTMENT OBJECTIVE AND POLICIES

          For a description of the objective and policies of the Portfolios, see "Investment Objective and Policies" in the Prospectus. The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

          CURRENCY TRANSACTIONS. As discussed in the Prospectus, the Portfolios may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include spot and forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio may enter into over-the-counter currency transactions with counterparties which have received, combined with any credit enhancements, a long-term debt rating of "A" by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization ("NRSRO") or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Adviser.

          A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have exposure. For example, a Portfolio may hold both French government bonds and German government bonds, and the Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.

          To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolios may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar.
Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Portfolio's securities are or are expected to be denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. Whenever a Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements of the SEC.

          Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at an institution based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

          REVERSE REPURCHASE AGREEMENTS. Each Portfolio may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and interest rate. Such agreements are considered to be borrowing under the Investment Company Act of 1940 (the "1940 Act"). While reverse repurchase transactions are outstanding, a Portfolio will segregate cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

          VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

          MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. Each Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of each Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

          MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage

Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Portfolios do not intend to purchase residual interests.

          Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

          The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

          Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

          FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

          For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying Pcs. Pcs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a Pc pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

          The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments.

          ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

          The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e.,
                                                                          ----
loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities.

          In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

          U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations which the Portfolios may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

          SUPRANATIONAL ORGANIZATION OBLIGATIONS. The Portfolios may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are charted to promote economic development.

          MUNICIPAL OBLIGATIONS. When deemed advisable by the Adviser, the Portfolios may invest in obligations issued by a state or local government ("Municipal Obligations"). The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer.

          Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

          The Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations"). In determining whether a lease obligation is liquid, the Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

          Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, a Portfolio may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase a Portfolio's operating expenses and adversely affect the net asset value of the Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Portfolio would not have the right to take possession of the assets. In addition, a Portfolio's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

          COMMERCIAL PAPER. The Portfolios may purchase commercial paper rated in one of the highest rating categories of an NRSRO. These ratings symbols are described in Appendix A.

          Commercial paper purchasable by each Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Portfolios through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

          REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). In addition, the Adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium provided in the repurchase agreement. The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Portfolios' custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

          INVESTMENT GRADE DEBT OBLIGATIONS. The Portfolios invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

          BRADY BONDS. Each of the Portfolios may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.
Brady Bonds are not considered to be U.S. Government Obligations. There can be no assurance that Brady Bonds acquired by a Portfolio will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

          WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Portfolios may enter into "when-issued" and "forward" commitments, including "TBA" (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. When a Portfolio agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio commitments. It may be expected that the market value of the Portfolios' net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. A Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments.

          If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

          When a Portfolio engages in when-issued, TBA and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          OPTIONS. Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference.

          When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

          There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities (or currencies) and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          FUTURES CONTRACTS AND RELATED OPTIONS. Each Portfolio may invest in futures contracts and options thereon. These instruments are described in Appendix B to this Statement of Additional Information.

          SECURITIES LENDING. A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans would be invested in any of the following instruments: (a) obligations issued or guaranteed as to principal and interest by the U.S. Government or agencies or instrumentalities thereof; (b) commercial paper; (3) certificates of deposit; (d) bankers' acceptances; (e) bilateral and triparty repurchase agreements with respect to the securities listed in (a) through (d); (f) bank time deposits issued or guaranteed as to principal and interest by an entity, except a broker/dealer, named on an "approved list" provided by the Adviser; (g) shares issued by unaffiliated money market funds; and (h) other high-yielding short-term investments which the Adviser believes give liquidity to pay back the borrower when the loaned securities are returned. In any event, cash collateral shall only be invested in instruments, including repurchase agreements, that mature on or before the maturity date of the applicable lending transaction.

          YIELDS AND RATINGS. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, Duff & Phelps Credit Co. ("Duff & Phelps"), Fitch Investor Services, Inc. ("Fitch") and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. The adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

          INTEREST RATE TRANSACTIONS. The Portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.

          A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payments streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

          A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate swap on a daily basis and will deliver an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess to a custodian that satisfies the requirements of the 1940 Act. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. A Portfolio may enter into transactions with counterparties which have received, combined with any credit enhancements, a long-term debt rating of "A" by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or whose obligations are determined to be of equivalent credit quality by the Adviser.

          A Portfolio will enter into interest rate swap, cap and floor transactions only with institutions deemed the creditworthy by the Adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they are less liquid than swaps.

          INVESTMENT COMPANIES. Each Portfolio currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.

                            INVESTMENT RESTRICTIONS

          Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Portfolio's outstanding shares (as defined below under "Miscellaneous").

          Each Portfolio may not:

          (1) Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

          (2) Issue senior securities (including borrowed money, including on margin if margin securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, dollar rolls, option and futures transactions, currency transactions and similar investment strategies. A Portfolio's obligations under interest rate and currency swaps are not treated as senior securities.

          (3) Makes loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

          (4) Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

          (5) Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

          (6) Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.



                                 [End of Page]

                    TRUSTEES AND OFFICERS
THE FUND

     The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

                                                    PRINCIPAL OCCUPATION
NAME AND ADDRESS              POSITION WITH FUND   DURING PAST FIVE YEARS
----------------              ------------------  ------------------------

William O. Albertini          Trustee             Executive Vice President
Bell Atlantic Corporation                         and Chief Financial
1717 Arch Street                                  Officer since February
47th Floor West                                   1995, Vice President and
Philadelphia, PA  19103                           Chief Financial Officer
Age:  53                                          from January 1991 -
                                                  February 1995, Bell
                                                  Atlantic Corporation (a
                                                  diversified telecommuni-
                                                  cations company);
                                                  Chairman, President and
                                                  Chief Executive Officer
                                                  from August 1989 -
                                                  January 1991, Bell
                                                  Atlantic Enterprises
                                                  International, Inc.;
                                                  Director, Group Iusacell,
                                                  S.A. de C.V. since June
                                                  1994; Director, American
                                                  Waterworks, Inc. since
                                                  May 1990; Trustee, The
                                                  Carl E. & Emily I. Weller
                                                  Foundation since October
                                                  1991.

Raymond J. Clark/1/           Trustee,            Treasurer of Princeton
Office of the Treasurer       President and       University since 1987;
Princeton University          Treasurer           Trustee, The Compass
3 New South Building                              Capital Group of Funds
P.O. Box 35                                       from 1987 to 1996;
Princeton, New Jersey 08540                       Trustee, United-Way
Age:  61                                          Princeton Area
                                                  Communities from 1992-94;
                                                  Trustee, Chemical Bank, New
                                                  Jersey Advisory Board from
                                                  1994 until 1995; Trustee,
                                                  American Red Cross - Mercer
                                                  County Chapter since 1995;
                                                  and

---------
1. This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.

                                                    PRINCIPAL OCCUPATION
NAME AND ADDRESS              POSITION WITH FUND   DURING PAST FIVE YEARS
----------------              ------------------  ------------------------

                                                  Trustee, United Way-Greater
                                                  Mercer County since 1995.

Robert M. Hernandez              Trustee          Director since 1991, Vice
USX Corporation                                   Chairman and Chief
600  Grant Street                                 Financial Officer
6105 USX Tower                                    since 1994, Executive
Pittsburgh, PA  15219                             Vice President -
Age:  52                                          Chief Financial Officer
                                                  from 1991 to 1994, Senior
                                                  Vice President - Finance
                                                  and Treasurer from 1990
                                                  to 1991, USX Corporation
                                                  (a diversified company
                                                  principally engaged in
                                                  energy and steel
                                                  businesses); Director,
                                                  ACE Limited; Trustee,
                                                  Allegheny General
                                                  Hospital and Allegheny
                                                  Accounting & Finance and
                                                  Health, Education and
                                                  Research Foundation;
                                                  Director, Marinette
                                                  Marine Corporation;
                                                  Director, Pittsburgh
                                                  Baseball, Inc.; and
                                                  Director and Chairman of
                                                  the Board, RMI Titanium
                                                  Company.

Anthony M. Santomero          Vice Chairman       Deputy Dean from
The Wharton School            of the Board        1990 to 1994, Richard
University of Pennsylvania                        K. Mellon Professor
Room 2344                                         of Finance since April
Steinberg Hall-Dietrich Hall                      1984, Director, Wharton
Philadelphia, PA 19104-6367                       Financial Institutions
Age:  50                                          and Dean's Advisory
                                                  Council Member since July
                                                  1984, The Wharton School,
                                                  University of
                                                  Pennsylvania; Associate
                                                  Editor, Journal of
                                                  Banking and Finance since
                                                  June 1978; Associate Editor,
                                                  Journal of

                                                    PRINCIPAL OCCUPATION
NAME AND ADDRESS              POSITION WITH FUND   DURING PAST FIVE YEARS
----------------              ------------------  ------------------------

                                                  Economics and Business
                                                  since October 1979;
                                                  Associate Editor, Journal
                                                  of Money, Credit and
                                                  Banking since January
                                                  1980; Research Associate,
                                                  New York University
                                                  Center for Japan-U.S.
                                                  Business and Economic
                                                  Studies since July 1989;
                                                  Editorial Advisory Board,
                                                  Open Economics Review
                                                  since November 1990;
                                                  Director, The Zweig Fund
                                                  and The Zweig Total
                                                  Return Fund; Director of
                                                  Municipal Fund for
                                                  California Investors,
                                                  Inc. and Municipal Fund
                                                  for New York Investors,
                                                  Inc.

David R. Wilmerding, Jr.      Chairman of         President, Gates,
One Aldwyn Center             the Board           Wilmerding, Carper &
Villanova, PA  19085                              Rawlings, Inc.
Age: 61                                           (investment advisers)
                                                  since February 1989;
                                                  Director, Beaver Management
                                                  Corporation; Director,
                                                  Independence Square Income
                                                  Securities, Inc.; until
                                                  September 1988, President,
                                                  Treasurer and Trustee, The
                                                  Mutual Assurance Company;
                                                  until September 1988,
                                                  Chairman, President Treasurer
                                                  and Director, The Green Tree
                                                  Insurance Company (a wholly-
                                                  owned subsidiary of The Mutual
                                                  Assurance Company); until
                                                  September 1988, Director,
                                                  Keystone State Life Insurance
                                                  Company; Director, Trustee or
                                                  Managing General Partner of a
                                                  number of investment

                                                    PRINCIPAL OCCUPATION
NAME AND ADDRESS              POSITION WITH FUND   DURING PAST FIVE YEARS
----------------              ------------------  ------------------------

                                                  companies advised by PIMC and
                                                  its affiliates.

Morgan R. Jones               Secretary           Partner in the law
Philadelphia National                             firm of Drinker Biddle &
  Bank Building                                   Reath, Philadelphia,
1345 Chestnut Street                              Pennsylvania.
Philadelphia, PA 19107-3496
Age:  57

     The Fund pays trustees who are not affiliated with BlackRock or Compass Distributors, Inc. ("CDI" or "Distributor") $10,000 annually and $275 per investment portfolio of the Fund for each full meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman an additional $10,000 and $5,000, respectively, for their services in such capacities. Trustees who are not affiliated with BlackRock or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. No officer, director or employee of BlackRock, any of the Fund's other advisers or sub-advisers, PFPC Inc. ("PFPC"), Compass Capital Group, Inc. ("CCG"), Compass Distributors, Inc. ("CDI" and, collectively with PFPC and CCG, the "Administrators"), or PNC Bank, National Association ("PNC Bank" or the "Custodian") currently receives any compensation from the Fund. Drinker Biddle & Reath, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each investment portfolio of the Fund.

     The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 1996:

                                                                              TOTAL
                                            PENSION OR                     COMPENSATION
                                            RETIREMENT                    FROM REGISTRANT
                              AGGREGATE      BENEFITS      ESTIMATED         AND FUND
                            COMPENSATION    ACCRUED AS       ANNUAL          COMPLEX/1/
                                FROM       PART OF FUND   BENEFITS UPON       PAID TO
NAME OF PERSON, POSITION     REGISTRANT      EXPENSES      RETIREMENT         TRUSTEES
------------------------    -------------    --------      ----------         --------
Philip E. Coldwell,*            $ 1,875       N/A            N/A          (4)/2/ $41,325
 Trustee

Robert R. Fortune,*             $ 1,875       N/A            N/A          (6)/2/ $61,325
 Trustee

Rodney D. Johnson,*             $ 1,875       N/A            N/A          (6)/2/ $53,325
 Trustee

G. Willing Pepper,*             $ 3,125       N/A            N/A          (7)/2/ $92,575
 Former Chairman of
 the Board

Anthony M.                      $38,025       N/A            N/A          (6)/2/ $58,500
 Santomero, Trustee

David R. Wilmerding,            $43,025       N/A            N/A          (7)/2/ $64,750
 Jr., Trustee

William O.                      $31,150       N/A            N/A          (1)/2/ $31,150
 Albertini, Trustee**

Raymond J. Clark,               $31,150       N/A            N/A          (1)/2/ $31,150
 Trustee**
Robert M. Hernandez,            $31,150       N/A            N/A          (1)/2/ $31,150
 Trustee**

* Messrs. Coldwell, Fortune, Johnson and Pepper resigned as trustees of the Fund on January 4, 1996.

** Messrs. Albertini, Clark and Hernandez were elected as trustees by the shareholders of the Fund on January 4, 1996.

----------
1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of investment company boards trustees served on within the Fund Complex.

     SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

     The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.


                      INVESTMENT ADVISORY, ADMINISTRATION,
                    DISTRIBUTION AND SERVICING ARRANGEMENTS

     ADVISORY AGREEMENT. The advisory services provided by BlackRock and the fees received by it for such services are described in the Prospectus. As stated in the Prospectus, BlackRock may from time to time voluntarily waive its advisory fees with respect to the Portfolio and may voluntarily reimburse the Portfolio for expenses.

     BlackRock renders advisory services to the Portfolios pursuant to an Investment Advisory Agreement (the "Advisory Contract"). Under the Advisory Contract, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BlackRock in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract is terminable as to a Portfolio by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio involved, at any time without penalty, on 60 days' written notice to BlackRock. BlackRock may also terminate its advisory relationship with respect to either Portfolio, on 60 days' written notice to the Fund. The Advisory Contract terminates automatically in the event of its assignment.

     ADMINISTRATION AGREEMENTS. The Fund has entered into a Co-Administration Agreement with CCG and a separate Administration Agreement with PFPC and CDI (the "Administration Agreements"). PFPC and CDI have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund.

     Under its Co-Administration Agreement, CCG is responsible for: (i) the supervision and coordination of the performance of the Fund's service providers;
(ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund's service providers; and (iv) providing ongoing business management and support services in connection with the Fund's operations.

     The Administration Agreements provide that the Administrators will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolios in connection with the performance of the Administration Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.

     CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PNC Bank, National Association ("PNC Bank") is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. The Chase Manhattan Bank, N.A., State Street Bank and Trust Company, Barclays Bank PLC and Citibank, N.A. serve as the international sub-custodians for various portfolios of the Fund.

     For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each Portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PNC Bank is also entitled to out-of-pocket expenses and certain transaction charges.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems shares in each Portfolio (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Portfolios under the Transfer Agency Agreement, PFPC is entitled to receive fees at the annual rate of .02% of the average net asset value of outstanding shares in the Portfolio, plus per account fees and disbursements.

     DISTRIBUTOR. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of the Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.


                             PORTFOLIO TRANSACTIONS

     The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Portfolios invest are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Portfolios may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

     The Adviser's primary considerations in selecting the manner of executing securities transactions for the Portfolios will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

     The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Portfolios without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Adviser, and does not reduce the Adviser's normal research activities in rendering investment advice under the Advisory Contract. It is possible that the Adviser's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

     One or more of the other accounts which the Adviser manages may own from time to time the same investments as the Portfolios. Investment decisions for the Portfolios are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Portfolios. In other cases, however, the ability of the Portfolios to participate in volume transactions may produce better execution for the Portfolios.

     It is expected that under normal market conditions the annual portfolio turnover rate of the Portfolios will not exceed 400%, excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rate, actual turnover may be higher or lower. Higher portfolio turnover results in increased Portfolio expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The Adviser will monitor the tax status of the Portfolios under the Internal Revenue Code during periods in which the annual turnover rate of a Portfolio exceeds 100%. To the extent that increased portfolio turnover results in sales at a profit of securities held less than three months, the Portfolios' ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected. See "Taxes" below.

     A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, the Administrators, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock, the Administrators, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

     The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

     The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 1996, the following Portfolios held the following securities:

PORTFOLIO                             SECURITY             VALUE
---------                             --------             -----

Money Market
------------
Goldman Sachs, LP             Variable Rate Obligation  $ 47,000,000
Lehman Brothers               Variable Rate Obligation    50,000,000
Merrill Lynch & Co.           Medium Term Note            49,997,964
Merrill Lynch & Co.           Commercial Paper            49,663,333
Morgan Stanley & Co.          Commercial Paper           114,310,431

U.S. Treasury Money Market
----------------------------
Goldman Sachs, LP             Repurchase Agreement        24,000,000
Morgan Stanley & Co.          Repurchase Agreement       280,300,000
Nikko Securities Co.          Repurchase Agreement        55,000,000

Managed Income
--------------
Salomon Brothers, Inc.        Corporate Bond
Merrill Lynch & Co.           Corporate Bond
Morgan Stanley & Co.          Corporate Bond               5,106,250
Paine Webber, Inc.            Corporate Bond               4,919,063

Balanced
--------

Salomon Brothers, Inc.        Corporate Bond                 315,480
Merrill Lynch & Co.           Corporate Bond               1,448,661

Index Equity
------------

Morgan Stanley & Co.          Common Stock                   582,075
Merrill Lynch & Co.           Common Stock                   859,688

Low Duration Bond
-----------------

Lehman Brothers               Corporate Bonds              3,685,520
Merrill Lynch & Co.           Corporate Bonds                 71,118
Morgan Stanley & Co.          Corporate Bonds                413,409

Core Bond
---------

Goldman Sachs, LP             Corporate Bonds              2,827,706
Merrill Lynch                 Corporate Bonds                374,118

Intermediate Bond
-----------------

Goldman Sachs, LP             Corporate Bonds              1,884,978
Merrill Lynch & Co.           Corporate Bonds              1,196,431


                      PURCHASE AND REDEMPTION INFORMATION

          Shares of the Portfolio are sold at the net asset value per share next determined after a purchase order is received.

          The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolios' shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolios' net asset values. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

          Under the 1940 Act, the Portfolios may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolios may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          In addition to the situations described in the Prospectus, the Fund may redeem shares involuntarily to reimburse the Portfolios for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.

                       VALUATION OF PORTFOLIO SECURITIES

          Valuation of securities held by each Portfolio is as follows: domestic securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; domestic securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day are valued at the mean of the bid and asked prices; foreign securities traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to 3:00 p.m. (Eastern
Time) (if a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used); foreign securities traded on a recognized stock exchange for which there were no sales on that day are valued at the mean of the bid and asked prices; other securities are valued on the basis of valuations provided by a pricing service approved by the Board of Trustees, provided that if the Adviser concludes that the price provided by a pricing service does not represent the fair value of a security, such security will be valued at fair value determined by the Adviser based on quotations or the equivalent thereof received from dealers; an option or futures contract is valued at the last sales price prior to 3:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 3:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. Any securities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

          Certain of the securities acquired by the Portfolios may be traded on foreign exchanges or over-the-counter markets on days on which the Portfolios' net asset values are not calculated. In such cases, the net asset value of a Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolios.

          In determining the approximate market value of portfolio investments, pricing services used by the Fund may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value.

                            PERFORMANCE INFORMATION

          TOTAL RETURN. For purposes of quoting and comparing the performance of shares of the Portfolios to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                           ERV
                    T = [(-----) to the 1st power divided by n - 1]
                            P
          Where:    T =  average annual total return.

                ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                    P =  hypothetical initial payment of $1,000.

                    n = period covered by the computation, expressed in terms of years.

     Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

     The Portfolio may also from time to time include in advertisements, sales literature and communications to shareholders, and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each Portfolio's shares with other performance measures. For example, in comparing the total return of a Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Salomon Broad Investment Grade Index, as appropriate, the Portfolio may calculate the aggregate total return for its shares for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in the Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

     In addition to average annual total returns, a Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

     YIELD. Each Portfolio may advertise the yield on its Shares. Under the rules of the SEC, a Portfolio must calculate yield using the following formula:


                      a-b
          YIELD = 2[(----- +1) to the 6th power - 1]
                      cd

          Where:    a =  dividends and interest earned during  the period.

                    b =  expenses accrued for the period (net of
                         reimbursements).

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = the maximum offering price per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by each Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by a Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

     Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.

     OTHER INFORMATION REGARDING INVESTMENT RETURNS. In addition to providing performance information that demonstrates the total return or yield of Shares of a Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan.

     MISCELLANEOUS. Performance information for the Portfolios assumes the reinvestment of dividends and distributions. Performance information may reflect fee waivers that subsidize and reduce the total operating expenses of a Portfolio. In these cases, the Portfolios' returns would be lower if there were not such waivers.

     Yield on shares of a Portfolio will fluctuate daily and does not provide a basis for determining future yield. Because yield will fluctuate, it cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by the Adviser or Institutions on their customer accounts are not reflected in the calculations of total returns or yields for the Portfolios.

     As stated above, the Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Portfolio are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of the Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Portfolio, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views of BlackRock as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                     TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Portfolios and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

     The Portfolios will elect to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investment in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of stock, securities and certain other investments (including securities and forward foreign currency exchange contracts, but only to the extent that such contracts are not directly related to the Portfolios' principal business of investing in stock or securities) held for less than three months (the "Short-Short Gain Test"). Future Treasury regulations may provide that foreign currency gains that are not "directly related" to the Portfolios' principal business of investing in stock or securities will not satisfy the Income Requirement. Interest (including original issue discount and "accrued market discount") received by the Portfolios at maturity or upon disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security held for less than three months for purposes of the Short-Short Gain Test. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

     Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any taxable distribution from the Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     Each Portfolio intends to distribute to shareholders any of its excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

     It is expected that distributions from the Portfolio will generally not qualify for the "dividends received" deduction for corporate shareholders. In addition, it is expected that dividends and certain interest income earned by the Portfolios from foreign securities will be subject to foreign withholding taxes or other taxes. If more than 50% of the value of a Portfolio's total assets at the close of the taxable year in question consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If this election were made, the amount of such foreign taxes paid by a Portfolio would be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder generally will be entitled either (a) to credit a proportionate amount of such taxes against U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. income. It is uncertain whether either Portfolio will meet the test stated above necessary to make this tax election.

     Ordinary income of individuals will be taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains will be taxable at a maximum rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum nominal rate of 35%, but at marginal rates of 39% for taxable income between $100,000 and $335,000 and 38% for taxable income between $15,000,000 and $18,333,333. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

     Generally, futures contracts held by a Portfolio at the close of the Portfolio's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Portfolio's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, each Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or
(2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

     Under the Federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income for a taxable year must be derived from gains realized on the sale or other disposition of securities held for less than three months. The Internal Revenue Service has issued a private letter ruling with respect to certain other investment companies to the following effect: gains realized from a futures contract to purchase or to sell will be treated as being derived from a security held for three months or more regardless of the actual period for which the contract is held if the gain arises as a result of a constructive sale of the contract at the end of the taxable year as described above, and will be treated as being derived from a security held for less than three months only if the contract is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months elapses between the date the contract is acquired and the termination date. Although private letter rulings are not binding on the Internal Revenue Service with respect to the Portfolios, the Fund believes that the Internal Revenue Service would take a comparable position with respect to the Portfolios. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of a Portfolio's futures contracts and securities that qualify as part of a "designated hedge," as defined in the Code, may be netted.

     Special rules govern the Federal income tax treatment of the portfolio transactions of the Portfolios that are denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, certain preferred stock); (ii) the accruing of certain trade receivables and payables; (iii) the entering into or acquisition of any forward contract or similar financial instruments; and (iv) the entering into or acquisition of any futures contract, option or similar financial instrument, if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. With respect to such transactions, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle ("Capital Asset Election"). In accordance with Treasury regulations, certain transactions with respect to which the taxpayer has not made the Capital Asset Election and that are part of a "Section 988 hedging transaction" (as defined in the Code and the Treasury regulations) are integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code.
"Section 988 hedging transactions" (as identified by such Treasury regulations) are not subject to the mark-to-market or loss deferral rules under the Code.
The non-U.S. dollar-denominated investments that the Portfolios may make (such as non-U.S. dollar-denominated debt securities and obligations and preferred stock) and the foreign currency contracts the Portfolios may enter into will [generally] be subject to the special currency rules described above. Any gain or loss attributable to the foreign currency component of transactions engaged in by a Portfolio which is not subject to the special currency rules will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

     In addition, certain forward foreign currency contracts held by a Portfolio at the close of its taxable year will be subject to "mark-to-market" treatment. If a Portfolio makes the Capital Asset Election with respect to such contracts, the contract will be subject to the 40-60 rule described above. Otherwise, such gain or loss will be ordinary in nature. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under these provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information the Treasury has not issued any such regulations. Forward foreign currency contracts entered into by the Portfolios also may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and requirements to capitalize interest and carrying charges may apply.

     If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of a Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolios intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of the each calendar year to avoid liability for this excise tax.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolio each year.

     The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the Federal income tax consequences described above.


                   ADDITIONAL INFORMATION CONCERNING SHARES

     Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of Portfolio or class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

     There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund will be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     The Fund's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.


                                 MISCELLANEOUS

     COUNSEL. The law firm of Drinker Biddle & Reath, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as the Fund's counsel.

     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand, L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     SHAREHOLDER OWNERSHIP. On November 30, 1996, PNC Bank held of record approximately 70% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held bank holding company.

     BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BlackRock, CCG, PFPC, PNC Bank and other Institutions are subject to such banking laws and regulations.

     BlackRock, CCG, PFPC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

     SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" means, with respect to the approval of a Portfolio's investment advisory agreement or a change in a fundamental investment policy, the lesser of (1) 67% of the Shares of that Portfolio represented at a meeting at which the holders of more than 50% of the outstanding Shares of the Portfolio are present in person or by proxy, or
(2) more than 50% of the outstanding Shares of that Portfolio.

                                   APPENDIX A
                                   ----------

COMMERCIAL PAPER RATINGS
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the highest rating category used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the highest rating category used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          The highest rating category of Duff & Phelps for commercial paper and short-term debt is "D-1". Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the highest rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the highest rating category used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the highest rating used by Thomson
BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the highest rating category used by IBCA for short-term debt ratings:

          "A1+" - Obligations possess a particularly strong credit feature and are supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by the highest capacity for timely repayment.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the "investment grade" ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the "investment grade" ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.


          Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1 and Baa1.

          The following summarizes the "investment grade" long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the "investment grade" rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the "investment grade" rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the highest rating used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the highest rating by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B


          As stated in the Prospectus, the Portfolios may enter into certain futures transactions. Such transactions are described in this Appendix.


I.  Interest Rate Futures Contracts
    -------------------------------

          Use of Interest Rate Futures Contracts.  Bond prices are established
          --------------------------------------
in both the cash market and the futures market.   In the cash market, bonds are
purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, as an example, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Portfolio could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Portfolio, by using futures contracts.

          Description of Interest Rate Futures Contracts.  An interest rate
          ----------------------------------------------
futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges --principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

          With regard to each Portfolio, the Adviser also anticipates engaging in transactions, from time to time, in foreign index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II.  Index Futures Contracts
     -----------------------

          General.  A securities index assigns relative values to the securities
          -------
included in the index, which fluctuates with changes in the market values of the securities included. Some index futures contracts are based on broad market indexes, while other futures contracts are based on narrower market indexes segment. A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings.

III. Futures Contracts on Foreign Currencies
     ---------------------------------------

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars (or another currency). Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between different currencies arising from multinational transactions, as well as for other purposes as described in the Prospectus.

IV.  Margin Payments
     ---------------

          Unlike purchase or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or segregate with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts
    ------------------------------------------

          There are several risks in connection with the use of futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

          When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by a Portfolio is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

VI.  Options on Futures Contracts
     ----------------------------

          A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities or currencies being hedged, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  Other Matters
      -------------

          Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                           COMPASS CAPITAL FUNDS/SM/
                          (FORMERLY, THE PNC(R) FUND)
                                     PART C
                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

          (a)    Financial Statements:

               (1) Included in Part A of the Registration Statement are the following tables (as filed in Post-Effective Amendment No.
                    24):

                    (i) Audited Financial Highlights for the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, Value Equity, Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, International Equity, International Emerging Markets, Select Equity, Index Equity, Balanced, Intermediate Government Bond, Intermediate Bond, Managed Income, Tax-Free Income, Pennsylvania Tax-Free Income, Government Income and Ohio Tax-Free Income Portfolios for the fiscal years ended September 30, 1996, September 30, 1995, September 30, 1994, September 30, 1993, September 30, 1992, September 30, 1991 and September 30, 1990.

                    (ii) Audited Financial Highlights for the  International
                         Bond, New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios for the periods ended September 30, 1996 and January 31, 1996, and for the fiscal years ended February 28, 1995, February 28, 1994, February 28, 1993 and February 29, 1992.

                   (iii) Audited Financial Highlights for the Low Duration Bond
                         and Core Bond Portfolios for the periods ended September 30, 1996 and March 31, 1996, and for the fiscal years ended June 30, 1995, June 30, 1994 and June 30, 1993.

                    (iv) Audited Financial Highlights for the Multi-Sector
                         Mortgage Securities Portfolio III for the periods ended September 30, 1996 and March 31, 1996, and for the period ended June 30, 1995.

               (2) Incorporated by reference into Part B of the Registration Statement are the following audited financial statements:

                    (i) With respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, New Jersey Municipal Money Market and Virginia Municipal Money Market
                         Portfolios:

                              Report of Independent Accountants for the fiscal year ended September 30, 1996;

                              Statements of Net Assets -September 30, 1996;

                              Statements of Operations for the year or period ended September 30, 1996;

                              Statements of Changes in Net Assets for the year or period ended September 30, 1996;

                              Notes to Financial Statements.

                   (ii) With respect to the Value Equity, Growth Equity, Small Cap Growth Equity, Select Equity, Index Equity, Small Cap Value Equity, International Equity, International Emerging Markets and Balanced Portfolios:

                              Report of Independent Accountants for the fiscal year ended September 30, 1996;

                              Statements of Net Assets (all Portfolios except International Equity and International Emerging Markets Portfolios) - September 30, 1996;

                              Schedules of Investments with respect to the International Equity and International Emerging Markets Portfolios - September 30, 1996;

                              Statements of Operations for the year ended
                              September 30, 1996;

                              Statements of Changes in Net Assets for the year ended September 30, 1996;

                              Notes to Financial Statements.

                  (iii) With respect to the Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Intermediate Bond, Government Income, Low Duration Bond, Core Bond, New Jersey Tax-Free Income and International Bond
                         Portfolios:

                              Report of Independent Accountants (Coopers &
                              Lybrand L.L.P.) for the fiscal year ended
                              September 30, 1996;

                              Schedules of Investments and Statements of Assets and Liabilities (all Portfolios except Pennsylvania Tax-Free Income and Ohio Tax-Free Income Portfolios) -September 30, 1996;

                              Statements of Net Assets with respect to the Pennsylvania Tax-Free Income and Ohio Tax-Free Income Portfolios - September 30, 1996;

                              Statements of Operations for the year or periods ended September 30, 1996;

                              Statements of Changes in Net Assets for the year or periods ended September 30, 1996 and 1995 and for the period ended March 31, 1996 for the Low Duration Bond (formerly the Short Government Bond) Portfolio and Core Bond Portfolio;

                              Financial highlights for all periods presented except for the periods ended June 30, 1995 and prior periods for the Short Government Bond and Core Bond Portfolios;

                              Notes to Financial Statements.

                   (iv) With respect to the Low Duration Bond Portfolio (formerly the Short Government Bond Portfolio) and Core Bond Portfolio:

                              Report of Independent Accountants (Deloitte & Touche L.L.P.) for the fiscal year ended June 30, 1995 as it relates to the Statement of Changes in Net Assets for the year ended June 30, 1995 and the Financial Highlights for the years or period ended June 30, 1995, 1994 and 1993.

                   (v) With respect to The Multi-Sector Mortgage Securities Portfolio III:

                              Report of Independent Accountants (Coopers &
                              Lybrand L.L.P.) for the fiscal year ended
                              September 30, 1996 as it relates to:

                              The Schedule of Investments --September 30, 1996;

                              Statement of Assets and Liabilities -- September 30, 1996;

                              Statement of Operations for the period ended
                              September 30, 1996;

                              Statement of Changes in Net Assets and Financial Highlights for the period ended September 30, 1996.

                              Reports of Independent Accountants (Deloitte & Touche L.L.P.) for the fiscal year ended June 30, 1995 and the period ended March 31, 1996 as it relates to:

                              Statement of Operations for the period ended March 31, 1996;

                              Statement of Changes in Net Assets and Financial Highlights for the periods ended March 31, 1996 and June 30, 1995.

               (vi) With respect to the U.S. Large Company Series of The DFA Investment Trust Company:

                              Report of Independent Accountants for the fiscal year ended November 30, 1995;

                              Statement of Net Assets - November 30, 1995;

                              Statement of Operations for the year ended
                              November 30, 1995;

                              Statement of Changes in Net Assets for the year ended November 30, 1995;

                              Notes to Financial Statements.

               (vii) With respect to the U.S. Large Company Series of The DFA Investment Trust Company:

                              Statement of Net Assets - September 30, 1996
                              (unaudited);

                              Statement of Operations for the ten months ended September 30, 1996 (unaudited);

                              Statement of Changes in Net Assets for the ten months ended September 30, 1996 (unaudited);

                              Notes to Financial Statements (unaudited).

          (b)  Exhibits:

               (1)  (a)  Declaration of Trust of the Registrant dated December
                         22, 1988 is incorporated herein by reference to Exhibit
                         (1) of Registrant's Registration Statement on Form N-1A filed on December 23, 1988.

                    (b) Amendment No. 1 to Declaration of Trust is incorporated herein by reference to Exhibit (1)(b) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on May 11, 1989.

                    (c) Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on July 8, 1994.

                    (d) Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (No. 33-26305) filed on October 18, 1996 ("Post-Effective Amendment No. 23").

               (2) Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of Registrant's Registration Statement on Form N-1A, filed on December 23, 1988.

               (3)       None.

               (4) Sections V, VIII and IX of Registrant's Declaration of Trust dated December 22, 1988 is incorporated herein by reference to Exhibit (1) of Registrant's Registration Statement on Form N-1A filed on December 23, 1988;
                         Article II of Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of Registrant's Registration Statement on Form N-1A filed on December 23, 1988.

               (5)  (a)  Investment Advisory Agreement between Registrant and
                         PNC Asset Management Group, Inc. relating to all Portfolios except the Multi-Sector Mortgage Securities Portfolio III and Index Equity Portfolio is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 21 to

                         Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (b) Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Multi-Sector Mortgage Securities Portfolio III is incorporated herein by reference to Exhibit (5)(b) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (c) Form of Amendment No. 1 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios is incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 23.

                    (d) Form of Amendment No. 1 to Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to BlackRock Non-Dollar Portfolio I and BlackRock Non-Dollar Portfolio II.

                    (e) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, New Jersey Tax-Free Income and Core Bond Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (f) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Provident Capital Management, Inc. with respect to the Value Equity, Small Cap Value Equity and Select Equity Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's

                         Registration Statement on Form N-1A filed on May 30, 1996.

                    (g) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Growth Equity and Small Cap Growth Equity Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (h) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Institutional Management Corporation with respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (i) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and CastleInternational Asset Management Limited with respect to the International Equity and International Emerging Markets Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (j) Sub-Advisory Agreement among PNC Asset Management Group, Inc., Provident Capital Management, Inc. and BlackRock Financial Management, Inc. with respect to the Balanced Portfolio is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (k) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Provident Capital Management, Inc. with respect to the Mid-Cap Value Equity Portfolio is incorporated by reference to
                         Exhibit 5(k) of Post-Effective Amendment No. 23.

                    (l) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Mid-Cap Growth Equity Portfolio is incorporated by reference to Exhibit 5(l) of Post-Effective Amendment No. 23.

                    (m) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the International Bond Portfolio is incorporated by reference to Exhibit 5(l) of Post-Effective Amendment No. 24.

               (6)  (a)  Distribution Agreement between Registrant and Provident
                         Distributors, Inc. dated January 31, 1994 is incorporated herein by reference to Exhibit (6)(a) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on July 8, 1994.

                    (b) Appendix A to the Distribution Agreement between Registrant and Compass Distributors, Inc. is incorporated herein by reference to Exhibit (6)(b) of Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A filed on July 29, 1996.

                    (c) Form of Appendix A to the Distribution Agreement between Registrant and Compass Distributors, Inc. is incorporated by reference to Exhibit 6(c) of Post-Effective Amendment No. 23.

                    (d) Form of Appendix A to Distribution Agreement between Registrant and Compass Distributors, Inc.

                    (e) Amendment No. 2 to the Distribution Agreement between Registrant and

                         Provident Distributors, Inc. dated October 18, 1994 is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                    (f) Amendment No. 3 to the Distribution Agreement between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Exhibit (6)(d) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

               (7)       None.

               (8)  (a)  Custodian Agreement dated October 4, 1989 between
                         Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on December 29, 1989.

                    (b) Amendment No. 1 to Custodian Agreement between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on December 13, 1991.

                    (c) Amendment No. 2 dated March 1, 1993 to Custodian Agreement between Registrant and PNC Bank, National Association with respect to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (8)(c) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

                    (d) Appendix B to Custodian Agreement dated October 4, 1989 between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit (8)(d) of Post-Effective

                         Amendment No. 22 to Registrant's Registration Statement on Form N-1A filed on July 29, 1996.

                    (e) Form of Appendix B to Custodian Agreement dated October 4, 1989 between Registrant and PNC Bank, National Association is incorporated by reference to Exhibit 8(e) of Post-Effective Amendment No. 23.

                    (f) Form of Appendix B to Custodian Agreement between Registrant and PNC Bank, National Association.

                    (g) Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

                    (h) Global Sub-Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit
                         (8)(e) of Post-Effective Amendment No. 14 to
                         Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                    (i) Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit
                         (8)(f) of Post-Effective Amendment No. 14 to
                         Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                    (j) Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                    (k) Letter Agreement between Registrant and PNC Bank, National Association relating to custodian services with respect to the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1992.

                    (l) Letter Agreement between Registrant and PNC Bank, National Association relating to custodian services with respect to the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Value Equity, Index Equity and Small Cap Value Equity Portfolios is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1992.

                    (m) Letter Agreement dated March 1, 1993 between Registrant and PNC Bank, National Association relating to custodian services with respect to the North Carolina Municipal Money Market, Short-Term Bond, Intermediate-Term Bond, Small Cap Growth Equity and Core Equity Portfolios is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

               (9)  (a)  Administration Agreement among Registrant, Compass
                         Distributors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit (9)(a) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (b) Forms of Appendix A and Appendix B to Administration Agreement among Registrant, Compass Distributors, Inc. and PFPC Inc. is incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 23.

                    (c) Forms of Appendix A and Appendix B to Administration Agreement between Registrant, Compass Distributors, Inc. and PFPC Inc.

                    (d) Co-Administration Agreement between Registrant and Compass Capital Group, Inc. is incorporated herein by reference to Exhibit (9)(b) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (e) Form of Appendix A to Co-Administration Agreement between Registrant and Compass Capital Group, Inc. is incorporated by reference to Exhibit 9(d) of Post-Effective Amendment No. 23.

                    (f) Form of Appendix A to Co-Administration Agreement between Registrant and Compass Capital Group, Inc.

                    (g) Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit 9(e) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on December 29, 1989.

                    (h) Amendment No. 1 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit 9(h) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on February 5, 1992.

                    (i) Amendment No. 2 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Pennsylvania Municipal Money Market, Ohio Municipal Money Market, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Value Equity, Index Equity and Small Cap Value Equity Portfolios is incorporated herein by reference to
                         Exhibit 9(h) of Post-Effective Amendment No. 4 to

                         Registrant's Registration Statement on Form N-1A filed on December 13, 1991.

                    (j) Amendment No. 3 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (9)(e) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

                    (k) Amendment No. 4 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to Series B Investor Shares of the Money Market, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Value Equity, Growth Equity, Index Equity, Small Cap Value Equity, Intermediate-Term Bond, Small Cap Growth Equity, Core Equity, International Fixed Income, Government Income, International Emerging Markets, International Equity and Balanced Portfolios is incorporated herein by reference to Exhibit (9)(i) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                    (l) Appendix C to Transfer Agency Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit (9)(k) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A filed on October 12, 1995.

                    (m) Form of Appendix C to Transfer Agency Agreement between Registrant and PFPC Inc. is incorporated by reference to Exhibit 9(k) of Post-Effective Amendment No. 23.

                    (n) Form of Appendix C to Transfer Agreement between Registrant and PFPC Inc.

                    (o) Trademark License Agreement between Registrant and PNC Bank Corp. is incorporated herein by reference to
                         Exhibit 9(h) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on December 29, 1989.


               (10)      Opinion and Consent of Counsel./1/


               (11) (a)  Consent of Drinker Biddle & Reath.

                    (b)  Consent of Coopers & Lybrand, L.L.P.

               (12)      None.

               (13) (a) Purchase Agreement between Registrant and Shearson Lehman Hutton Inc. ("Shearson") relating to Classes A-1, B-1, C-1, D-2, E-2, F-2 and G-2 is incorporated herein by reference to Exhibit 13(a) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on December 29, 1989.

                    (b) Purchase Agreement between Registrant and Shearson relating to shares of Class H-2 is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on April 30, 1990.

                    (c) Purchase Agreement between Registrant and Shearson relating to shares of Class I-1, Class I-2, Class J-1, Class J-2, Class K-2, Class L-2, Class M-2, Class N-2, Class O-2 and Class P-2 is incorporated herein by reference to Exhibit 13(c) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on December 13, 1991.

/1/ Filed on November 26, 1996 under Rule 24f-2 as part of Registrant's Rule 24f-2 Notice.

                    (d) Purchase Agreement between Registrant and Shearson relating to shares of Class D-1, Class E-1, Class F-1, Class G-1, Class H-1, Class K-1, Class L-1, Class M-1, Class N-1, Class O-1, Class P-1, Class A-2, Class B-2, Class C-2, Class I-2, Class J-2, Class A-3, Class B-3, Class C-3, Class D-3, Class E-3, Class F-3, Class G-3, Class H-3, Class I-3, Class J-3, Class K-3, Class L-3, Class M-3, Class N-3, Class O-3 and Class P-3 is incorporated herein by reference to Exhibit (13)(d) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1992.

                    (e) Purchase Agreement between the Registrant and Pennsylvania Merchant Group Ltd relating to shares of Class Q-1, Class Q-2, Class Q-3, Class R-1, Class R-2, Class R-3, Class S-1, Class S-2, Class S-3, Class T-1, Class T-2, Class T-3, Class U-1, Class U-2 and Class U-3 is incorporated herein by reference to Exhibit
                         (13)(e) of Post-Effective No. 10 to Registrant's Registration Statement on Form N-1A as filed on November 10, 1993.

                    (f) Purchase Agreement dated September 30, 1994 between the Registrant and Provident Distributors, Inc. relating to shares of Class A-4, Class D-4, Class E-4, Class F-4, Class G-4, Class H-4, Class K-4, Class L-4, Class M-4, Class N-4, Class O-4, Class P-4, Class R-4, Class S-4, Class T-4, Class U-4, Class W-4, Class X-4, Class Y-4 is incorporated herein by reference to Exhibit (13)(f) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                    (g) Purchase Agreement dated February 1, 1994 between the Registrant and Provident Distributors, Inc. relating to shares of Class V-1, Class V-2, Class V-3, Class W-1, Class W-2, Class W-3, Class X-1, Class X-2, Class X-3, Class Y-1, Class Y-2 and Class Y-3 is incorporated herein by reference to Exhibit (13)(g) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

                    (h) Purchase Agreement dated August 1, 1995 between Registrant and Provident Distributors, Inc. relating to shares of Class Z-1, Class Z-2 and Class Z-3 is incorporated herein by reference to Exhibit (13)(h) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

                    (i) Purchase Agreement between Registrant and Provident Distributors, Inc. relating to shares of Class AA-1, Class AA-2, Class AA-3, Class AA-4 and Class AA-5; Class BB-1, Class BB-2, Class BB-3, Class BB-4 and Class BB-5; Class CC-3; Class A-5, Class B-4, Class B-5, Class C-4, Class C-5, Class I-4, Class I-5, Class J-4, Class J-5, Class Q-4, Class Q-5, Class V-4, Class V-5, Class Z-4 and Class Z-5; Class X-1 and Class X-3; and Class D-5, E-5, F-5, G-5, H-5, K-5, L-5, M-5, N-5,
                         O-5, P-5, R-5, S-5, T-5, U-5, W-5, X-5 and Y-5 is
                         incorporated by reference to Exhibit 13(i) of Post-Effective Amendment No. 23.

                    (j) Form of Purchase Agreement between Registrant and Compass Distributors, Inc. relating to shares of Class DD-1, Class DD-2, Class DD-3, Class DD-4 and DD-5; and Class EE-1, Class EE-2, Class EE-3, Class EE-4 and Class EE-5 is incorporated by reference to Exhibit 13(j) of Post-Effective Amendment No. 23.

                    (k) Form of Purchase Agreement between Registrant and Compass Distributors, Inc. relating to shares of Class FF-I and GG-I.

               (14)      None.

               (15) (a) Amended and Restated Distribution and Service Plan for Service, Series A Investor, Series B Investor, Series C Investor and Institutional Shares is incorporated herein by reference to Exhibit (15) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                    (b) Form of Appendix A to Amended and Restated Distribution and Service Plan is incorporated by reference to
                         Exhibit 15(b) of Post-Effective Amendment No. 23.

               (16) Schedules for computation of performance quotations are incorporated herein by reference to Exhibit (16) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on February 5, 1992.

               (18) Plan Pursuant to 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit (18) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

               (24) (a) Registrant's Annual Report dated September 30, 1996 is incorporated herein by reference to Registrant's filing including such Annual Report and filed on December 4, 1996 (Accession Nos. 0000935069-96-000160,
                         0000935069-96-000163 and 0000935069-96-000157).

                    (b) Annual Report for The DFA Investment Trust Company ("DFA") (File No. 811-7436) dated November 30, 1995 with respect to the U.S. Large Company Series is incorporated herein by reference to DFA's filing including such Annual Report and filed on January 26, 1996 (Accession No. 0000950116-96-000032).

Item 25.  Persons Controlled by or under Common Control with Registrant

          Registrant is controlled by its Board of Trustees.

Item 26.  Number of Holders of Securities

          Compass Distributors, Inc. has provided the initial capitalization for and holds all of the outstanding shares of beneficial interest of the following classes as of November 30, 1996: B-4, B-5, C-4, C-5, D-5, E-5, F-4, F-5, G-5,
H-5, I-4, I-5, J-4, J-5, L-5, M-5, P-5, Q-4, Q-5, R-5, S-4, S-5, V-2, V-4, V-5,
X-1, X-3, X-5, Y-5, Z-4, Z-5, AA-3, AA-5, BB-5, DD-1, DD-2, DD-3, DD-4, DD-5,
EE-1, EE-2, EE-3, EE-4 and EE-5.

          With regard to the other classes of shares, the following information is as of November 30, 1996:

               Title of Class            Number of Record Holders
               --------------            ------------------------

                 Class A-1                           605
                 Class B-1                           187
                 Class C-1                            57
                 Class D-1                           528
                 Class E-1                           105
                 Class F-1                             7
                 Class G-1                           468
                 Class H-1                            94
                 Class I-1                             2
                 Class J-1                            28
                 Class K-1                             2
                 Class L-1                             2
                 Class M-1                            82
                 Class N-1                         3,271
                 Class O-1                             1
                 Class P-1                             9
                 Class Q-1                             4
                 Class R-1                           680
                 Class S-1                             1
                 Class T-1                           354
                 Class U-1                             7
                 Class V-1                             2
                 Class W-1                           112
                 Class Y-1                             9
                 Class Z-1                            91
                 Class AA-1                          126
                 Class BB-1                          866
                 Class A-2                           654
                 Class B-2                            71
                 Class C-2                             6
                 Class D-2                           451
                 Class E-2                         1,796
                 Class F-2                           248
                 Class G-2                           631
                 Class H-2                           149
                 Class I-2                             3
                 Class J-2                            53
                 Class K-2                           115
                 Class L-2                            31
                 Class M-2                           404
                 Class N-2                           578
                 Class O-2                           331
                 Class P-2                           629
                 Class Q-2                             3
                 Class R-2                            31
                 Class S-2                            32



               Title of Class            Number of Record Holders
               --------------            ------------------------

                 Class T-2                         748
                 Class U-2                          86
                 Class W-2                          11
                 Class X-2                          39
                 Class Y-2                         109
                 Class Z-2                          20
                 Class AA-2                         10
                 Class BB-2                         12
                 Class A-3                          16
                 Class B-3                           3
                 Class C-3                           2
                 Class D-3                          19
                 Class E-3                           9
                 Class F-3                          23
                 Class G-3                          22
                 Class H-3                           4
                 Class I-3                           7
                 Class J-3                           2
                 Class K-3                           8
                 Class L-3                           4
                 Class M-3                           1
                 Class N-3                          38
                 Class O-3                           8
                 Class P-3                          38
                 Class Q-3                          14
                 Class R-3                          39
                 Class S-3                          10
                 Class T-3                          73
                 Class U-3                          21
                 Class V-3                          10
                 Class W-3                           2
                 Class Y-3                          10
                 Class Z-3                           1
                 Class BB-3                        101
                 Class CC-3                          2
                 Class A-4                           2
                 Class D-4                         389
                 Class E-4                         844
                 Class G-4                         543
                 Class H-4                           6
                 Class K-4                           2
                 Class L-4                           9
                 Class M-4                         265
                 Class N-4                         482
                 Class O-4                         362
                 Class P-4                         406
                 Class R-4                           1
                 Class T-4                       1,263
                 Class U-4                         189
                 Class W-4                          10



               Title of Class            Number of Record Holders
               --------------            ------------------------


                 Class X-4                         621
                 Class Y-4                          91
                 Class BB-4                        115
                 Class A-5                           1
                 Class N-5                           2
                 Class 0-5                          77
                 Class P-5                           2
                 Class T-5                          48
                 Class U-5                           3
                 Class W-5                           6


Item 27.  Indemnification

         Indemnification of Registrant's principal underwriter against certain losses is provided for in Section 7 of the Distribution Agreement incorporated by reference herein as Exhibit (6)(a). Indemnification of PFPC Inc. and Compass Distributors, Inc. in their capacity as co-administrators is provided for in
Section 7 of the Administration Agreement incorporated by reference herein as
Exhibit 9(a). Indemnification of Registrant's Custodian and Transfer Agent is provided for, respectively, in Section 22 of the Custodian Agreement incorporated by reference herein as Exhibit 8(a) and Section 17 of the Transfer Agency Agreement incorporated by reference herein as Exhibit 9(e). Indemnification of Compass Capital Group, Inc. in its capacity as co-administrator as provided for in Section 7 of the Co-Administration Agreement incorporated by reference herein as Exhibit 9(c). Registrant intends to obtain from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

          Indemnification of Trustees, Officers, Representatives and Employees.
          --------------------------------------------------------------------
    The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter
                                               ------
    as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties,

    provided that as to any matter disposed of by a compromise payment by such
    --------
    person, pursuant to a consent decree or
    otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided
                                                                      --------
    that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking
    --------
    to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

         The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Section 9.6 of the Registrant's Declaration of Trust, filed herein as
Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

         Indemnification of Shareholders.  In case any Shareholder or former
         -------------------------------
    Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.


Item 28. Business and Other Connections of Investment Advisers

         (a) PNC Asset Management Group, Inc. ("PAMG") is an indirect wholly-owned subsidiary for PNC Bank Corp. PAMG was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this Item 28 of officers and directors of PAMG, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by PAMG pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

         (b) PNC Institutional Management Corporation ("PIMC") is an indirect wholly-owned subsidiary of PNC Bank Corp. The list required by this Item 28 of officers and directors of PIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by PIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

         (c) Provident Capital Management, Inc. ("PCM") is an indirect wholly-owned subsidiary of PNC Bank Corp. PCM currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 28 of officers and directors of PMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by PMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-1438).

         (d) BlackRock Financial Management, Inc. ("BlackRock") is an indirect wholly-owned subsidiary of PNC Bank Corp. BlackRock currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 28 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

         (e) PNC Equity Advisors Company ("PEAC") is an indirect wholly-owned subsidiary of PNC Bank Corp. PEAC currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 28 of officers and directors of PEAC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by PEAC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47711).

         (f) CastleInternational Asset Management Limited ("CastleInternational") is an indirect wholly-owned subsidiary of PNC Bank Corp. The list required by this Item 28 of officers and directors of CastleInternational, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by CastleInternational pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

Item 29.  Principal Underwriter

          (a)  Not applicable.

          (b) The information required by this Item 29 with respect to each director, officer or partner of Compass Distributors, Inc. is incorporated by reference to Schedule A of FORM BD filed by Compass Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (File No. 8-48775).

          (c)  Not applicable.

Item 30.  Location of Accounts and Records

               (1) PNC Bank, National Association, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102 (records relating to its functions as custodian).

               (2) Provident Capital Management, Inc., 30 South 17th Street, Philadelphia, Pennsylvania 19103 (records relating to its functions as investment sub-adviser).

               (3) Compass Distributors, Inc., 259 Radnor-Chester Road, Suite 135, Radnor, Pennsylvania 19807 (records relating to its functions as distributor and co-administrator).

               (4) PNC Asset Management Group, Inc., 1835 Market Street, 15th Floor, Eleven Penn Center, Philadelphia, PA 19103 (records relating to its functions as investment adviser).

               (5) PNC Institutional Management Corporation, Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment sub-adviser).

               (6) BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York 10154 (records relating to its functions as investment adviser and sub-adviser).

               (7) PNC Equity Advisors Company, 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103 (records relating to its functions as investment sub-adviser).

               (8) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent and dividend disbursing agent).

               (9) The Chase Manhattan Bank, N.A., 1285 Avenue of the Americas, New York, New York 10019 (records relating to its function as sub-custodian).

               (10) State Street Bank and Trust Company, P.O. Box 1631, Boston,
                    Massachusetts (records relating to its function as sub-custodian).

               (11) Barclays Bank PLC, 75 Wall Street, New York, New York 10265
                    (records relating to its function as sub-custodian).

               (12) Compass Capital Group, Inc., 345 Park Avenue, New York, New
                    York 10154 (records relating to its functions as co-administrator).

               (13) CastleInternational Asset Management Limited, 7 Castle
                    Street, Edinburgh, Scotland, EH2 3AH (records relating to its functions as investment sub-adviser).

               (14) Citibank, N.A. 111 Wall Street, 23rd Floor, Zone 6, New
                    York, NY 10043 (records relating to its functions as sub-custodian).

               (15) Drinker Biddle & Reath, Philadelphia National Bank Building,
                    1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's declaration of trust, code of regulations and minute books).

Item 31.  Management Services

          None.

Item 32.  Undertakings

     (a) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

     (b) Registrant undertakes to file a Post-Effective Amendment with respect to the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios using financial statements which need not be certified within four to six months from the effective date of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A.

     (c) Registrant undertakes to file a Post-Effective Amendment with respect to BlackRock Non-Dollar Portfolio I and BlackRock Non-Dollar Portfolio II using financial statements which need not be certified within four to six months from the effective date of this Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A.

                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 26 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 18th day of December, 1996.

                                 COMPASS CAPITAL FUNDS
                                 Registrant



                                 By *Raymond J. Clark
                                   -----------------------------
                                 Raymond J. Clark,
                                 President and Treasurer
                                 (Principal Executive Officer)

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 26 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

    Signature                      Title                      Date
    ---------                      -----                      ----


*Raymond J. Clark              Trustee, President and  December 18, 1996
----------------------------
(Raymond J. Clark)                   Treasurer

*David R. Wilmerding, Jr.      Chairman of the Board   December 18, 1996
----------------------------
(David R. Wilmerding, Jr.)

*Anthony M. Santomero          Vice-Chairman of        December 18, 1996
----------------------------
(Anthony M. Santomero)         the Board

*William O. Albertini          Trustee                 December 18, 1996
----------------------------
(William O. Albertini)

*Robert M. Hernandez           Trustee                 December 18, 1996
----------------------------
(Robert M. Hernandez)




*By: /s/ Karen H. Sabath
    ----------------------------------
    Karen H. Sabath, Attorney-in-fact

                             Compass Capital Funds

                               POWER OF ATTORNEY
                               -----------------


     David R. Wilmerding, Jr., whose signature appears below, hereby constitutes and appoints David R. Wilmerding, Jr., Raymond J. Clark and Karen H. Sabath, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Compass Capital Funds (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



                                                /s/David R. Wilmerding, Jr.
                                                ---------------------------

Date:  March 5, 1996

                             Compass Capital Funds

                               POWER OF ATTORNEY
                               -----------------


     Raymond J. Clark, whose signature appears below, hereby constitutes and appoints Edward J. Roach his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Compass Capital Funds (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



                                                /s/Raymond J. Clark
                                                -------------------

Date:  March 5, 1996

                             Compass Capital Funds

                               POWER OF ATTORNEY
                               -----------------


     Robert M. Hernandez, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Compass Capital Funds (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                /s/Robert M. Hernandez
                                                ----------------------

Date:  March 5, 1996

                             Compass Capital Funds

                               POWER OF ATTORNEY
                               -----------------


     Anthony M. Santomero, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Compass Capital Funds (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                /s/Anthony M. Santomero
                                                -----------------------

Date:  March 5, 1996

                             Compass Capital Funds

                               POWER OF ATTORNEY
                               -----------------


     William O. Albertini, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Compass Capital Funds (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                /s/William O. Albertini
                                                -----------------------

Date:  March 5, 1996

                             COMPASS CAPITAL FUNDS

                            SECRETARY'S CERTIFICATE



     The undersigned, Morgan R. Jones, Secretary of Compass Capital Funds (the "Fund") hereby certifies that set forth below is a copy of the resolutions duly adopted by the Board of Trustees of the Fund on August 6, 1996:


          RESOLVED, that the officers of the Fund be, and each of them hereby is, authorized in the name and on behalf of the Fund to execute and cause to be filed with the SEC Post-Effective Amendments to the Fund's Registration Statement on Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), in such forms as the officer or officers executing the same may approve as necessary or desirable and proper, such approval to be conclusively evidenced by his or their execution thereof;

          FURTHER RESOLVED, that Morgan R. Jones be, and hereby is, designated to act on behalf of the Fund as its agent for service of process for matters relating to said Registration Statement with the powers enumerated in Rule 478 of the Rules and Regulations of the SEC under the 1933 Act, as amended; and

          FURTHER RESOLVED, that the trustees and officers of the Fund who may be required to execute any amendments to the Fund's Registration Statement be, and each of them hereby is, authorized to execute a power of attorney appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath, and any of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as trustee or officer, or both, of the Fund any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC; and any of said attorneys shall have the power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and any of said attorneys shall have full power and authority to do in the name and on behalf of said trustees and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done on the premises, as fully and to all intents and purposes as each of said trustees or officers, or any or all of them, might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.

     IN WITNESS THEREOF, I have hereunto signed my name and affixed the seal of the Fund on December 10, 1996.



                                           /S/
                                    ---------------
                                    Morgan R. Jones
                                    Secretary

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.         Description                           Page No.
-----------         -----------                           --------

(5)(d)              Form of Amendment No. 1 to
                    Investment Advisory Agreement
                    between Registrant and BlackRock
                    Financial Management, Inc. with
                    respect to BlackRock Non-Dollar
                    Portfolio I and BlackRock
                    Non-Dollar Portfolio II.

(6)(d)              Form of Appendix A to Distribution
                    Agreement between Registrant and
                    Compass Distributors, Inc.

(8)(f)              Form of Appendix B to Custodian
                    Agreement between Registrant and
                    PNC Bank, National Association.

(9)(c)              Forms of Appendix A and
                    Appendix B to Administration
                    Agreement between Registrant,
                    Compass Distributors, Inc.
                    and PFPC Inc.

(9)(f)              Form of Appendix A to
                    Co-Administration Agreement
                    between Registrant and Compass
                    Capital Group, Inc.

(9)(n)              Form of Appendix C to Transfer
                    Agreement between Registrant and
                    PFPC Inc.

(11)(a)             Consent of Drinker Biddle & Reath.

(11)(b)             Consent of Coopers & Lybrand, L.L.P.

(13)(k)             Form of Purchase Agreement between
                    Registrant and Compass Distributors,
                    Inc. relating to shares of Class
                    FF-I and GG-I.